J.P. Morgan Funds
Supplement dated September 21, 1998, as applicable to the following Statement of Additional Information:

J.P. Morgan Emerging Markets Debt Fund, dated March 2, 1998

The fourth paragraph under the heading "Primary Investments" will be replaced with the following:

         The Fund may invest without limit in fixed income securities rated below investment grade by one or more internationally recognized rating agencies such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or in unrated securities determined to be of comparable credit quality by the Advisor. These below investment grade securities may include obligations of sovereign and corporate issuers. Below investment grade obligations, commonly called "junk bonds," are considered speculative and include obligations that are unrated or in default.